1 UNITED STATES OF AMERICA DEPARTMENT OF THE TREASURY OFFICE OF THE COMPTROLLER OF THE CURRENCY In the Matter of: Wells Fargo Bank, N.A. Sioux Falls, South Dakota ) ) ) ) ) AA-ENF-2021-29 CONSENT ORDER WHEREAS, the Office of the Comptroller of the Currency (“OCC”) has supervisory authority over Wells Fargo Bank, N.A., Sioux Falls, South Dakota (“Bank”); WHEREAS, the OCC intends to initiate cease and desist proceedings against the Bank pursuant to 12 U.S.C. § 1818(b), through the issuance of a Notice of Charges, for engaging in unsafe or unsound practice(s) related to material deficiencies regarding the Bank’s loss mitigation activities, including loan modification decisions and operational practices, and inadequate Independent Risk Management and Internal Audit of the Bank’s loss mitigation activities. WHEREAS, in the interest of cooperation and to avoid additional costs associated with administrative and judicial proceedings with respect to the above matter, the Bank, by and through its duly elected and acting Board of Directors (“Board”), consents to the issuance of this Consent Order (“Order”), by the OCC through the duly authorized representative of the Comptroller of the Currency (“Comptroller”); and NOW, THEREFORE, pursuant to the authority vested in the OCC by Section 8(b) of the Federal Deposit Insurance Act, as amended, 12 U.S.C. § 1818(b), the OCC hereby orders that: Exhibit 99.2

2 ARTICLE I JURISDICTION (1) The Bank is an “insured depository institution” as that term is defined in 12 U.S.C. § 1813(c)(2). (2) The Bank is a national banking association within the meaning of 12 U.S.C. § 1813(q)(1)(A), and is chartered and examined by the OCC. See 12 U.S.C. § 1 et seq. (3) The OCC is the “appropriate Federal banking agency” as that term is defined in 12 U.S.C. § 1813(q) and is therefore authorized to initiate and maintain this cease and desist action against the Bank pursuant to 12 U.S.C. § 1818(b). ARTICLE II COMPTROLLER’S FINDINGS The Comptroller finds, and the Bank neither admits nor denies, the following: (1) The Bank has significant deficiencies related to its loss mitigation activities. (2) The OCC has identified and previously communicated to the Bank the following deficiencies and unsafe or unsound practices with respect to loss mitigation: (a) The Bank has failed to fully implement and maintain adequate loss mitigation practices and related Independent Risk Management practices commensurate with the Bank’s size, complexity, and risk profile. (b) The Bank’s loss mitigation decisioning tools (applications and end-user computing tools) and operational deficiencies have caused errors in the Bank’s loss mitigation processes and controls that negatively affected borrowers.

3 (c) The Bank’s inadequate controls, insufficient independent oversight, and ineffective governance related to loss mitigation activities have caused the Bank’s failure to timely detect, prevent, and quantify inaccurate loan modification decisions and impaired the Bank’s ability to fully and timely remediate harmed customers. (d) The Bank’s Internal Audit coverage of loss mitigation activities are deficient and have failed to include all aspects of previously identified loan modification decision issues. (3) By reason of the foregoing conduct, the Bank has engaged in unsafe or unsound practices with respect to its loss mitigation activities, along with inadequate Independent Risk Management and Internal Audit coverage of its loss mitigation program. ARTICLE III COMPLIANCE COMMITTEE (1) The Board shall appoint and maintain an active Compliance Committee of at least three (3) members, of which a majority shall be directors who are not employees or officers of the Bank or any of its subsidiaries or affiliates. The Compliance Committee shall be responsible for approving the action plan required under Article IV of this Order, along with monitoring and overseeing the Bank’s compliance with the provisions of this Order. The Compliance Committee shall meet quarterly and maintain minutes of its meetings at which compliance with this Order is discussed. (2) Within forty-five (45) days after the end of the first full quarter after the effective date of this Order, and within forty-five (45) days after the end of each subsequent calendar quarter, the Compliance Committee shall submit a written progress report to the Board setting

4 forth in detail the actions taken to comply with each Article of this Order, and the results and status of those actions. (3) The Board shall forward a copy of the progress report, with any additional comments by the Board, to the Examiner-in-Charge within fifteen (15) days of the first Board meeting following receipt of such report or within such time period as required by the OCC in writing by communication from the Examiner-in-Charge, unless additional time is granted by the Examiner-in-Charge through a prior written determination of no supervisory objection. ARTICLE IV ACTION PLAN (1) Within one hundred fifty (150) days of the effective date of this Order, the Bank shall submit to the Examiner-in-Charge for review and prior written determination of no supervisory objection an acceptable written action plan containing a complete description of the remedial actions required by this Order and the specific actions necessary to achieve compliance with Articles V through VIII of this Order (“Action Plan”), timelines for completion of those actions, and timelines for Internal Audit validation. (2) Upon receiving a prior written determination of no supervisory objection from the Examiner-in-Charge, the Board shall ensure the Bank executes and thereafter adheres to the Action Plan, including the timelines included therein. In the course of executing the Action Plan, the Bank shall not take any action that will cause a significant deviation from, or material change to, the Action Plan and the timelines included therein, unless and until the Bank has received a prior written determination of no supervisory objection from the Examiner-in-Charge.

5 (3) Within one hundred twenty (120) days of receipt of a prior written determination of no supervisory objection to the Action Plan, the Bank’s Internal Audit department shall complete an assessment of the Bank’s progress towards implementing the Action Plan. On a quarterly basis, Internal Audit should review and communicate that Bank management’s Action Plan progress report is accurate, including the assessment if any material changes have occurred that require no supervisory objection. The findings shall be memorialized in writing and, within thirty (30) days of completing the assessment, Internal Audit shall provide its written findings to the Compliance Committee and the Examiner-in-Charge. ARTICLE V LOSS MITIGATION PROGRAM (1) Within the timeframes set forth in the Action Plan to which the Examiner-in- Charge has provided prior written determination of no supervisory objection, the Bank shall implement and thereafter maintain an effective Loss Mitigation Program with respect to loss mitigation activities in the Bank’s Home Lending business. (2) The Bank’s Loss Mitigation Program shall, at a minimum, include: (a) policies, procedures, and processes that: (i) ensure the Bank conducts loss mitigation activities in accordance with applicable state and federal laws and regulations, and investor requirements; (ii) ensure the Bank conducts effective and sustainable loss mitigation activities, including loan modification decisions; (iii) ensure the Bank performs quarterly evaluation of the effectiveness of loss mitigation systems and tools with a focus on manual processes

6 and controls; (iv) ensure the Bank adheres to its Complaints Management Policy and implementing procedures, including standards for resolution, reporting, aggregation, and analysis of customer complaints specifically related to the Bank’s Loss Mitigation Program; and (v) ensure the Bank clearly delineates roles, responsibilities, and decision- making authorities with respect to its Loss Mitigation Program. (b) requirements that accurate books and systems of record are maintained to ensure all loss mitigation activities and loan modification decisions are identified and documented, including customer communications; (c) adequate staffing and training of staff responsible for loss mitigation activities, including loan modification decisions; and (d) disaster playbooks that clarify delegated authorities and escalation protocols, anticipate a variety of scenarios that could cause customers to experience financial stress or hardship, and account for the size and complexity of the Bank’s mortgage servicing portfolio, including providing for appropriate levels of trained staff to address the unanticipated event or scenario. (3) The Bank’s Loss Mitigation Program shall also, at a minimum, include: (a) Line of Business reviews of all loss mitigation activities; (b) identification of areas that need improvement based on the results of all loss mitigation decision reviews, which are then incorporated into and addressed by the Bank’s Loss Mitigation Program;

7 (c) measures to verify that loss mitigation decisioning assumptions and inputs are updated on an ongoing and timely manner and incorporate applicable changes in state and federal laws and regulations, and investor requirements; (d) analysis of potential risks of error arising from pre-implementation changes to loss mitigation tools; and (e) post-implementation testing and review processes to ensure that loss mitigation tool changes have been made as intended. (4) In connection with the Bank’s Loss Mitigation Program, the Bank shall develop and produce timely, complete, and accurate reporting metrics that provide Bank management and the Board committee required by Article III of this Order an aggregated view of risk arising from loss mitigation change management activities, including metrics demonstrating the effectiveness of a loss mitigation tool’s ability to produce correct loss mitigation or loan modification decisions, in accordance with applicable state and federal laws and regulations, and investor requirements. (5) The Board shall ensure that the Bank implements and adheres to the Loss Mitigation Program required by this Article. ARTICLE VI CUSTOMER IMPACT ASSESSMENTS AND PORTFOLIO GOVERNANCE (1) The Bank must ensure that any remediation due to customers as a result of errors, deficiencies, or omissions in the Bank’s Loss Mitigation Program, including any loan modification decisions that resulted in borrower impact or financial harm, is processed in accordance with Consent Order, AA-EC-2018-15, issued by the OCC against the Bank on April 20, 2018 (the “2018 Order”).

8 (2) In addition to complying with the requirements of the 2018 Order, the Bank shall ensure that: (a) Bank management determines potential borrower impact, which includes but is not limited to potential financial harm from errors related to loss mitigation activities as well as potential borrower impact resulting from the aggregation of multiple errors related to loss mitigation, and determines whether there is a need to establish and maintain foreclosure holds for impacted borrowers until remediation is provided; (b) Bank management provides independent oversight of the individuals and teams responsible for the determination of borrower impact from identified errors relating to loss mitigation activities; (c) Bank management establishes effective controls to ensure loans to borrowers impacted by identified errors related to loss mitigation activities are not transferred out of the Bank’s loan servicing portfolio until remediation is provided, except as required by an investor pursuant to a contractual right; (d) the Bank remains responsible for the remediation of any errors related to the Bank’s loss mitigation activities while the loan was serviced by the Bank notwithstanding the transfer of the loan out of the Bank’s loan servicing portfolio; and (e) the Bank shall not acquire bulk residential mortgage servicing, residential mortgage servicing rights, and residential mortgage business entities. This restriction does not apply to retail or other Bank origination channels, refinancings by the Bank, contracts for new residential mortgage loans though

9 the Bank’s broker or correspondent channels, or contractual relationships where the Bank does not ultimately service the loans. The restrictions of this sub-paragraph are not intended to disrupt the Bank’s existing residential mortgage servicing contracts. (3) The restrictions set forth in Paragraph (2)(e) of this Article remain in effect until the termination of this Order, unless otherwise modified or terminated upon written communication to the Bank by the Deputy Comptroller. ARTICLE VII INDEPENDENT RISK MANAGEMENT – LOSS MITIGATION PROGRAM (1) Within the timeframes set forth in the Action Plan to which the Examiner-in- Charge has provided prior written determination of no supervisory objection, the Bank shall ensure that it has an acceptable Loss Mitigation Independent Risk Management Program designed to ensure that the Bank has effective and independent monitoring and testing of its Loss Mitigation Program. (2) The Bank’s Loss Mitigation Independent Risk Management Program shall, at a minimum, provide adequate scope and coverage to provide credible challenge and escalation of loss mitigation decisioning issues, and include: (a) policies, procedures, and processes that: (i) ensure the Bank is able to measure, aggregate, and limit exposures related to all loss mitigation and loan modification decision practices; (ii) define clear and delineated roles and responsibilities for Independent Risk Management oversight of loss mitigation activities; including independent model and loss mitigation tool governance oversight;

10 (iii) ensure compliance with the Bank’s Loss Mitigation Program policies, procedures, and processes, and applicable laws and regulations and investor requirements; (iv) ensure effective Loss Mitigation Program change management governance and oversight of all loss mitigation tool development and implementation; and (v) delineate clear steps for reporting and escalating significant Loss Mitigation Program governance concerns to senior management and the Board Risk Committee. (b) an effective risk framework that establishes the responsibility and accountability for respective front-line units and loss mitigation Independent Risk Management; (c) maintenance of appropriate staffing levels and sufficiently experienced and trained staff to fulfill their roles in the Loss Mitigation Independent Risk Management Program, along with quarterly reviews of staffing adequacy; and (d) appropriate risk-based independent testing of loss mitigation and loan modification decisioning accuracy and the effectiveness and sustainability of loss mitigation and loan modification decision validation practices. (3) The Board shall ensure that the Bank implements and adheres to the Loss Mitigation Independent Risk Management Program required by this Article. ARTICLE VIII INTERNAL AUDIT – LOSS MITIGATION PROGRAM (1) Within the timeframes set forth in the Action Plan to which the Examiner-in- Charge has provided prior written determination of no supervisory objection, the Bank shall

11 update and the Board shall adopt a comprehensive, written internal audit program that adequately assesses controls and operations with respect to the Bank’s loss mitigation activities to allow the Board and management to understand the sufficiency of the Bank’s internal controls system (“Loss Mitigation Internal Audit Program”). Upon adoption, Bank management, subject to Board review and ongoing monitoring, shall promptly implement and adhere to the Loss Mitigation Internal Audit Program and any amendments or revisions thereto. (2) Management shall ensure the Bank’s Loss Mitigation Internal Audit Program’s compliance with the standards for internal audit systems set forth in Section II.B of the Interagency Guidelines Establishing Standards for Safety and Soundness, Appendix A to 12 C.F.R. Part 30. Refer to the “Internal and External Audits” booklet of the Comptroller’s Handbook for related safety and soundness principles. The Loss Mitigation Internal Audit Program shall incorporate standards of safety and soundness that are commensurate with the Bank’s size, complexity, scope of activities, and risk profile and shall, at a minimum: (a) require Internal Audit plan(s) that are risk-based and provide adequate audit scope, coverage, and frequency and effectively and holistically cover all areas of loss mitigation activities of the Bank, including change delivery function, and change management activities, with annual documented Audit Committee approval of the plan(s) and Audit Committee notification of any material variance from the plan(s); (b) evaluate the reliability, adequacy, and effectiveness of the Bank’s internal controls system, including whether the Bank has implemented sustainable controls for all loss mitigation and loan modification decision processes, including incorporation of change management process practices;

12 (c) evaluate whether the Bank’s internal controls system results in prompt, accurate, and transparent documentation of all loss mitigation activities; (d) evaluate whether the Bank’s loss mitigation compliance controls are sufficient with respect to applicable laws and regulations and investor requirements and otherwise adhere to established policies, procedures, and processes with respect to all loss mitigation activities; (e) determine whether management is taking appropriate and timely steps to address control deficiencies and audit report recommendations, that the progress of such steps is adequately validated, documented, and tracked, and that such progress is reported to the Audit Committee on at least a quarterly basis; and (f) require audit work papers and documentation that provides a meaningful audit trail and validation for audit findings, conclusions, and recommendations. (3) The Bank’s Loss Mitigation Internal Audit Program shall also, at a minimum, include: (a) adequate staffing and training for the Bank’s Loss Mitigation Internal Audit Program; and (b) review of processes for the resolution, reporting, aggregation, and analysis of customer complaints related to loss mitigation activities, including trends and root cause of those trends raised in such complaints. (4) The Board shall review the effectiveness of the Loss Mitigation Internal Audit Program at least annually, and more frequently if necessary or if required by the OCC in writing, and amend the Loss Mitigation Internal Audit Program as needed or directed by the OCC. Any

13 material amendment to the Loss Mitigation Internal Audit Program must be submitted to the Examiner-In-Charge for review and prior written determination of no supervisory objection. ARTICLE IX GENERAL BOARD RESPONSIBILITIES (1) The Board shall ensure that the Bank has timely adopted and implemented all corrective actions required by this Order, and shall verify that the Bank adheres to the corrective actions and they are effective in addressing the Bank’s deficiencies that resulted in this Order. (2) In each instance in which this Order imposes responsibilities upon the Board, it is intended to mean that the Board shall: (a) authorize, direct, and adopt corrective actions on behalf of the Bank as may be necessary to perform the obligations and undertakings imposed on the Board by this Order and the Action Plan required by Article IV; (b) ensure the Bank has sufficient processes, management, personnel, control systems, and corporate and risk governance to implement and adhere to all provisions of this Order and the Action Plan required by Article IV; (c) require that Bank management and personnel have sufficient training and authority to execute their duties and responsibilities pertaining to or resulting from this Order and the Action Plan required by Article IV; (d) hold Bank management and personnel accountable for executing their duties and responsibilities pertaining to or resulting from this Order and the Action Plan required by Article IV;

14 (e) require appropriate, adequate, and timely reporting to the Board by Bank management of corrective actions directed by the Board to be taken under the terms of this Order and the Action Plan required by Article IV; and (f) address any noncompliance with corrective actions directed by the Board to be taken under the terms of this Order and by the Action Plan required by Article IV in a timely and appropriate manner. ARTICLE X WAIVERS (1) The Bank, by executing and consenting to this Order, waives: (a) any and all rights to the issuance of a Notice of Charges pursuant to 12 U.S.C. § 1818; (b) any and all procedural rights available in connection with the issuance of this Order; (c) any and all rights to a hearing and a final agency decision pursuant to 12 U.S.C. § 1818 and 12 C.F.R. Part 19; (d) any and all rights to seek any type of administrative or judicial review of this Order; (e) any and all claims for fees, costs, or expenses against the OCC, or any of its officers, employees, or agents related in any way to this enforcement matter or this Order, whether arising under common law or under the terms of any statute, including, but not limited to, the Equal Access to Justice Act, 5 U.S.C. § 504 and 28 U.S.C. § 2412;

15 (f) any and all rights to assert these proceedings, the consent to and/or the issuance of this Order, as the basis for a claim of double jeopardy in any pending or future proceedings brought by the United States Department of Justice or any other governmental entity; and (g) any and all rights to challenge or contest the validity of this Order. ARTICLE XI OTHER PROVISIONS (1) As a result of this Order, the Bank is not: (a) precluded from being treated as an “eligible bank” for the purposes of 12 C.F.R. Part 5, unless the Bank fails to meet any of the requirements contained in subparagraphs (1) – (4) of 12 C.F.R. § 5.3, Definitions, Eligible bank or eligible savings association, or is otherwise informed in writing by the OCC; (b) subject to the restrictions in 12 C.F.R. § 5.51 requiring prior notice to the OCC of changes in directors and senior executive officers or the limitations on golden parachute payments set forth in 12 C.F.R. Part 359, unless the Bank is otherwise subject to such requirements pursuant to 12 C.F.R. § 5.51(c)(7)(i), (iii); and (c) precluded from being treated as an “eligible bank” for the purposes of 12 C.F.R. Part 24, unless the Bank fails to meet any of the requirements contained in 12 C.F.R. § 24.2(e)(1)-(3) or is otherwise informed in writing by the OCC. (2) This Order supersedes all prior OCC communications issued pursuant to 12 C.F.R. §§ 5.3, 5.51(c)(7)(ii), and 24.2(e)(4).

16 ARTICLE XII CLOSING (1) This Order is a settlement of the cease and desist proceedings against the Bank contemplated by the OCC, based on the unsafe or unsound practices described in the Comptroller’s Findings set forth in Article II of this Order. The OCC releases and discharges the Bank from all potential liability for a cease and desist order that has been or might have been asserted by the OCC based on the practices described in Article II of this Order, to the extent known to the OCC as of the effective date of this Order. Nothing in this Order, however, shall prevent the OCC from: (a) instituting enforcement actions other than a cease and desist order against the Bank based on the Comptroller’s Findings set forth in Article II of this Order; (b) instituting enforcement actions against the Bank based on any other findings; (c) instituting enforcement actions against institution-affiliated parties (as defined by 12 U.S.C. § 1813(u)) based on the Comptroller’s Findings set forth in Article II of this Order, or any other findings; or (d) utilizing the Comptroller’s Findings set forth in Article II of this Order in future enforcement actions against the Bank or its institution-affiliated parties to establish a pattern or the continuation of a pattern. (2) Nothing in this Order is a release, discharge, compromise, settlement, dismissal, or resolution of any actions, or in any way affects any actions that may be or have been brought by any other representative of the United States or an agency thereof, including, without limitation, the United States Department of Justice. This Order is: (a) a “cease-and-desist order issued upon consent” within the meaning of 12 U.S.C. § 1818(b);

17 (b) a “cease-and-desist order which has become final” within the meaning of 12 U.S.C. § 1818(e); (c) an “order issued with the consent of the depository institution” within the meaning of 12 U.S.C. § 1818(h)(2); (d) an “effective and outstanding . . . order” within the meaning of 12 U.S.C. § 1818(i)(1); and (e) a “final order” within the meaning of 12 U.S.C. § 1818(i)(2) and (u). (3) This Order is effective upon its issuance by the OCC, through the Comptroller’s duly authorized representative. Except as otherwise expressly provided herein, all references to “days” in this Order shall mean calendar days and the computation of any period of time imposed by this Order shall not include the date of the act or event that commences the period of time. (4) The provisions of this Order shall remain effective except to the extent that, and until such time as, such provisions are amended, suspended, waived, or terminated in writing by the OCC, through the Comptroller’s duly authorized representative. If the Bank seeks an extension, amendment, suspension, waiver, or termination of any provision of this Order, the Board or a Board-designee shall submit a written request to the Deputy Comptroller asking for the desired relief. Any request submitted pursuant to this paragraph shall include a statement setting forth in detail the circumstances that warrant the desired relief or prevent the Bank from complying with the relevant provision(s) of the Order and shall be accompanied by relevant supporting documentation. The OCC’s decision concerning a request submitted pursuant to this paragraph, which will be communicated to the Board in writing, is final and not subject to further review.

18 (5) The Bank will not be deemed to be in compliance with this Order until it has adopted, implemented, and adhered to all of the corrective actions set forth in each Article of this Order; the corrective actions are effective in addressing the Bank’s deficiencies; and the OCC has verified and validated the corrective actions. An assessment of the effectiveness of the corrective actions requires sufficient passage of time for the Bank to demonstrate the sustained effectiveness of the corrective actions. (6) This Order is not a contract binding on the United States, the United States Treasury Department, the OCC, or any officer, employee, or agent of the OCC and neither the Bank nor the OCC intends this Order to be a contract. (7) Each citation, issuance, or guidance referenced in this Order includes any subsequent citation, issuance, or guidance that replaces, supersedes, amends, or revises the referenced cited citation, issuance, or guidance. (8) This Order applies to the Bank and all its subsidiaries, even though those subsidiaries are not named as parties to this Order. The Bank shall integrate any activities done by a subsidiary into its plans, policies, programs, and processes required by this Order. The Bank shall ensure that its subsidiaries comply with all terms and provisions of this Order. (9) No separate promise or inducement of any kind has been made by the OCC, or by its officers, employees, or agents, to cause or induce the Bank to consent to the issuance of this Order. (10) All reports, plans, or programs submitted to the OCC pursuant to this Order shall be forwarded, by overnight mail or via email, to Jennifer Crosthwaite, Examiner-in-Charge.

19 (11) The terms of this Order, including this paragraph, are not subject to amendment or modification by any extraneous expression, prior agreements, or prior arrangements between the parties, whether oral or written. IN TESTIMONY WHEREOF, the undersigned, authorized by the Comptroller as his duly authorized representative, has hereunto set his signature on behalf of the Comptroller. /s/ September 9, 2021 ________________________________________ Mark D. Richardson Deputy Comptroller Large Bank Supervision

20 IN TESTIMONY WHEREOF, the undersigned, as the duly elected and acting Board of Directors of Wells Fargo Bank, N.A., Sioux Falls, South Dakota, have hereunto set their signatures on behalf of the Bank. /s/ September 7, 2021 ________________________________________ _______________________ Mark A. Chancy Date /s/ September 7, 2021 _______________________________________ _______________________ Theodore F. Craver, Jr. Date /s/ September 7, 2021 ______________________________________ _______________________ Maria R. Morris Date /s/ September 7, 2021 _______________________________________ _______________________ Richard B. Payne, Jr. Date /s/ September 7, 2021 _______________________________________ _______________________ Juan A. Pujadas Date /s/ September 7, 2021 _______________________________________ _______________________ Charles W. Scharf Date